SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
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                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   February 6, 1998 (February
                                            5, 1998)

                   COAST SAVINGS FINANCIAL, INC.
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        (Exact Name of Registrant as Specified in Charter)


    Delaware                  1-10264              95-4196764
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(State or Other             (Commission          (IRS employer
 Jurisdiction               File Number)        Identification No.)
of Incorporation)


1000 Wilshire Boulevard
Los Angeles, California                                 90017-2457
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(Address of principal executive offices)           (Zip Code)





Registrant's telephone number, including area code:(213) 362-2000
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                          Not Applicable
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(former name or former address, if changed since last report)

Item 5.  Other Events.


      On February 5, 1998, Coast Savings Financial, Inc. ("Coast") issued a press release announcing that attorneys for Coast have received a letter from the Department of Justice regarding Coast Federal Bank, FSB's pending lawsuit against the United Sates government. Coast announced in the same press relase that, in a separate development, the NASDAQ Stock Market has approved the Contingent Payment Right Certificates ("CPR Certificates") for listing on NASDAQ's National Market, subject only to their issuance in connection with the consummation of the proposed merger with H.F. Ahmanson & Co. Assuming the proposed merger is consummated, Coast expects that the CPR Certificates will be listed for trading under the symbol "CCPRZ." The press release issued by Coast on February 5, 1998 is included as
Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      99.1 Press Release issued by Coast Savings Financial, Inc. on February 5, 1998

                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 6, 1998

                             COAST SAVINGS FINANCIAL, INC.
                             (Registrant)


                             By:     /s/ James F. Barritt
                                   ----------------------------
                             Name:  James F. Barritt
                             Title: Chief Financial Officer

           EXHIBIT INDEX


99.1  Press Release issued by Coast Savings Financial, Inc. on February 5,
      1998.